UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06403

Morgan Stanley Emerging Markets Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is  not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget (“OMB”) control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2008 Annual Report

December 31, 2008

Morgan Stanley
Emerging Markets Fund, Inc.
(MSF)

Morgan Stanley
Investment Management Inc.
Investment Adviser

Morgan Stanley Emerging Markets Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the year ended December 31, 2008, the Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”) had total returns of -54.70%, based on net asset value, and -52.58% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the “Index”), which returned -53.33%. On December 31, 2008, the closing price of the Fund’s shares on the New York Stock Exchange was $8.21, representing a 8.2% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  The MSCI Emerging Markets Index declined 53.33% in 2008, underperforming the developed markets for the one-year period. Latin America declined 51.4%, followed by Asia, which was down 53%. Emerging Europe, Middle East and Africa declined 55.7%.

•                  The year 2008 began with a prevailing concern for inflation in emerging markets as oil prices continued to outpace economic growth. In the second half of the year, while the price of oil and other commodities prices did retreat, the U.S. experienced an unprecedented credit crisis that led to global liquidity tightening, a sharp rise in risk aversion and further declines in the emerging markets. On the positive side, central bank tightening measures taken in the first half of 2008, coupled with falling commodity prices, have driven inflation lower in many emerging market economies and have allowed governments to cut interest rates at a fast pace. That said, however, good quality companies with strong balance sheets have largely become victims of collateral damage from the global credit crisis. We see this as an opportunity in our portfolio to buy and hold what we believe to be companies with higher-quality management, strong corporate governance and a competitive advantage.

•                  Overall, country allocation contributed favorably to relative performance. An overweight allocation to Panama and underweight allocations to Brazil, Russia and Hungary bolstered relative performance. Stock selection in India also added to relative gains.

•                  However, stock selection in China, Brazil and Mexico detracted from relative returns. An underweight allocation to Taiwan and stock selection within the country also hurt relative performance. Furthering dampening relative gains was an underweight allocation to Israel.

Management Strategies

•                  Early in 2008, we began reducing the Portfolio’s weightings in those countries with heavy energy and materials exposure. As such, during the year, we increased our underweight in Brazil and Russia. In South Africa, we shifted positions away from commodity-oriented stocks and into consumer staples stocks.

•                  Concurrently, we increased the Portfolio’s weightings in stocks and countries that we believe will benefit from easing commodity prices and moderating inflation pressures, such as Turkey, Poland and India. We believe these countries, and other net energy importers, are likely to show improvement in their current account deficits and may benefit from a lessening in pressure on their fiscal budgets. Falling prices for energy and other commodities are helping to reduce inflationary pressures in these countries and allowing their central banks to begin cutting interest rates. On a sector basis, the Portfolio is overwhelmingly overweight consumer discretionary, consumer staples and financials.

•                  At period-end, key overweight positions were Poland, Turkey, India, Indonesia and the Czech Republic. The largest underweight positions were Brazil, Taiwan, Malaysia, Israel and Korea.

•                  In the emerging markets, the era of high economic growth has ended but we believe growth at lower levels is likely to continue. By our analysis, growth may average pre-2002 levels of 3.5% to 4%, driven primarily by domestic consumption as the growth model that once depended on foreign flows will now depend on domestic savings.

2

Morgan Stanley Emerging Markets Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

•                  Emerging markets consumers — in sharp contrast to their U.S. counterparts — remain underleveraged. Thus, as inflation further settles down and interest rates fall, domestic consumption in emerging markets could resume and provide some cushion to the investment and global economic slowdown. From an investment perspective, emerging markets were trading at a discount of some 25% to developed markets at the end of the period. In a low return world, the emerging markets may hold relatively more appeal than the U.S. due to growth differentials.

Sincerely,

Randy Takian
President and Principal Executive Officer	January 2009

3

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (94.2%) (Unless Otherwise Noted)
Brazil (9.3%)
Beverages
Cia de Bebidas das Americas (Preference) ADR	21,600	$957
Commercial Banks
Banco Bradesco S.A. ADR	91,300	901
Banco Bradesco S.A. (Preference)	33,000	323
Banco do Brasil S.A.	45,710	296
Banco Itau Holding Financeira S.A. ADR	111,100	1,289
Banco Nacional S.A. (Preference) (a)(b)(c)	61,598,720	—
Unibanco - Uniao de Bancos Brasileiros S.A.	102,862	659
Unibanco - Uniao de Bancos Brasileiros S.A. ADR	19,950	1,289
		4,757
Food Products
Perdigao S.A.	82,661	1,076
Household Durables
Cyrela Brazil Realty S.A.	91,520	369
PDG Realty S.A. Empreendimentos e Participacoes	65,300	320
		689
Media
NET Servicos de Comunicacao S.A. (Preference) (c)	154,318	890
Metals & Mining
Cia Vale do Rio Doce ADR	175,588	1,870
Cia Vale do Rio Doce (Preference), Class A	17,252	181
		2,051
Oil, Gas & Consumable Fuels
Petroleo Brasileiro S.A. ADR	46,026	939
Petroleo Brasileiro S.A. (Preference)	201,132	2,026
		2,965
Specialty Retail
Ultrapar Participacoes S.A. (Preference)	23,140	508
Wireless Telecommunication Services
Vivo Participacoes S.A. ADR	32,800	411
		14,304
China/Hong Kong (18.9%)
Automobiles
Dongfeng Motor Group Co., Ltd., Class H	3,648,000	1,190
Commercial Banks
China Construction Bank Corp., Class H	4,236,000	2,344
Industrial & Commercial Bank of China, Class H	3,835,000	2,038
		4,382
Communications Equipment
BYD Electronic International Co., Ltd.	756,000	270
Construction Materials
Anhui Conch Cement Co., Ltd., Class H (c)	329,000	1,529
Diversified Financial Services
Beijing Enterprises Holdings Ltd.	118,000	485
Diversified Telecommunication Services
China Communications Services Corp., Ltd., Class H	946,000	598
China Unicom Hong Kong Ltd.	454,000	552
		1,150
Independent Power Producers & Energy Traders
China Resources Power Holdings Co., Ltd.	453,000	881
Datang International Power Generation Co., Ltd., Class H	1,082,000	578
		1,459
Industrial Conglomerates
Shanghai Industrial Holdings Ltd.	523,000	1,204
Insurance
China Life Insurance Co., Ltd., Class H	1,036,000	3,193
Ping An Insurance Group Co. of China Ltd., Class H	258,500	1,263
		4,456
Media
Focus Media Holding Ltd. ADR (c)	67,500	614
Metals & Mining
Maanshan Iron & Steel, Class H	1,678,000	608

4	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

	Shares	Value (000)
China/Hong Kong (cont’d)
Oil, Gas & Consumable Fuels
China Coal Energy Co.	536,000	$433
PetroChina Co., Ltd., Class H	3,070,000	2,720
		3,153
Specialty Retail
GOME Electrical Appliances Holdings Ltd.	10,375,000	1,499
Wireless Telecommunication Services
China Mobile Ltd.	695,000	7,046
		29,045
Colombia (0.7%)
Commercial Banks
BanColombia S.A. ADR	46,117	1,077
Czech Republic (2.5%)
Commercial Banks
Komercni Banka A.S.	7,124	1,097
Diversified Telecommunication Services
Telefonica O2 Czech Republic A.S.	47,796	1,051
Electric Utilities
CEZ A.S.	41,908	1,703
		3,851
Hungary (0.7%)
Pharmaceuticals
Richter Gedeon Nyrt	7,005	1,043
India (8.2%)
Automobiles
Hero Honda Motors Ltd.	28,500	476
Maruti Suzuki India Ltd.	47,800	517
		993
Commercial Banks
HDFC Bank Ltd.	80,700	1,677
State Bank of India Ltd. (b)	52,000	1,408
Union Bank of India (b)	110,000	381
		3,466
Construction Materials
India Cements Ltd.	229,677	463
Electrical Equipment
Bharat Heavy Electricals Ltd.	45,730	1,296
Household Products
Hindustan Unilever Ltd.	275,146	1,421
Information Technology Services
Infosys Technologies Ltd.	67,032	1,552
Media
Deccan Chronicle Holdings Ltd.	229,500	206
Television Eighteen India Ltd. (b)	81,183	157
		363
Oil, Gas & Consumable Fuels
Reliance Industries Ltd.	26,191	667
Pharmaceuticals
Glenmark Pharmaceuticals Ltd. (c)	52,494	323
Thrifts & Mortgage Finance
Housing Development Finance Corp.	13,722	428
Tobacco
ITC Ltd.	163,500	581
Wireless Telecommunication Services
Bharti Airtel Ltd. (c)	77,295	1,142
		12,695
Indonesia (2.9%)
Automobiles
Astra International Tbk PT	473,600	478
Commercial Banks
Bank Central Asia Tbk PT	3,190,000	965
Bank Mandiri Persero Tbk PT	2,082,000	397
Bank Rakyat Indonesia Tbk PT	1,472,500	651
		2,013
Diversified Telecommunication Services
Telekomunikasi Indonesia Tbk PT	2,394,500	1,557
Gas Utilities
Perusahaan Gas Negara PT	1,530,500	277
Oil, Gas & Consumable Fuels
Bumi Resources Tbk PT	2,167,000	187
		4,512
Israel (0.0%)
Aerospace & Defense
Elbit Systems Ltd.	1	—	@
Luxembourg (0.7%)
Wireless Telecommunication Services
Millicom International Cellular S.A.	24,483	1,100
Malaysia (1.0%)
Commercial Banks
Bumiputra-Commerce Holdings Bhd	65,000	111
Electric Utilities
Tenaga Nasional Bhd	263,500	479

The accompanying notes are an integral part of the financial statements.	5

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

	Shares	Value (000)
Malaysia (cont’d)
Industrial Conglomerates
Sime Darby Bhd	276,700	$418
Wireless Telecommunication Services
Digi.com Bhd	80,200	506
		1,514
Mexico (6.2%)
Beverages
Fomento Economico Mexicano S.A.B. de C.V. ADR	65,400	1,970
Commercial Banks
Grupo Financiero Banorte S.A.B. de C.V., Class O	390,300	705
Construction & Engineering
Empresas ICA S.A.B de C.V. (c)	220,252	363
Food & Staples Retailing
Wal-Mart de Mexico S.A.B. de C.V. ADR	42,400	1,145
Wal-Mart de Mexico S.A.B. de C.V., Class V	42,305	113
		1,258
Household Durables
Corp. GEO S.A.B. de C.V., Class B (c)	189,811	214
Urbi Desarrollos Urbanos S.A.B de C.V. (c)	193,300	264
		478
Media
Grupo Televisa S.A. ADR	83,100	1,242
Wireless Telecommunication Services
America Movil S.A.B. de C.V., Class L ADR	114,012	3,533
		9,549
Nigeria (0.1%)
Commercial Banks
Guaranty Trust Bank plc GDR	36,122	144
Pakistan (0.7%)
Commercial Banks
MCB Bank Ltd.	167,800	267
National Bank of Pakistan	326,330	206
		473
Diversified Telecommunication Services
Pakistan Telecommunication Co., Ltd. (c)	843,000	180
Oil, Gas & Consumable Fuels
Oil & Gas Development Co., Ltd.	549,700	347
Pakistan State Oil Co., Ltd.	76,400	140
		487
		1,140
Panama (0.7%)
Airlines
Copa Holdings S.A., Class A	38,005	1,152
Poland (4.2%)
Commercial Banks
Bank Pekao S.A.	45,629	1,953
Bank Zachodni WBK S.A.	16,165	607
Powszechna Kasa Oszczednosci Bank Polski S.A.	172,066	2,061
		4,621
Construction & Engineering
PBG S.A. (c)	6,463	428
Polimex Mostostal S.A.	144,235	148
		576
Diversified Telecommunication Services
Telekomunikacja Polska S.A.	156,899	1,017
Metals & Mining
KGHM Polska Miedz S.A.	13,241	126
Oil, Gas & Consumable Fuels
Polskie Gornictwo Naftowe I Gazownictwo S.A.	64,801	79
		6,419
Russia (4.7%)
Diversified Telecommunication Services
Vimpel-Communications OJSC ADR	125,859	901
Electric Utilities
RusHydro (c)	26,890,600	563
Oil, Gas & Consumable Fuels
Gazprom OAO ADR	85,298	1,222
LUKOIL ADR	82,711	2,682
Rosneft Oil Co. GDR (c)	364,697	1,384
		5,288
Paper & Forest Products
Alliance Cellulose Ltd., Class B (a)(b)(c)	156,075	—
Wireless Telecommunication Services
Mobile Telesystems OJSC ADR	17,500	467
		7,219

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

	Shares	Value (000)
South Africa (8.5%)
Beverages
SABMiller plc	97,042	$1,710
Construction & Engineering
Raubex Group Ltd.	168,275	397
Food & Staples Retailing
Massmart Holdings Ltd.	120,806	1,109
Food Products
Tiger Brands Ltd.	95,600	1,488
Media
Naspers Ltd., Class N	89,400	1,625
Metals & Mining
AngloGold Ashanti Ltd.	43,560	1,210
AngloGold Ashanti Ltd. ADR	850	23
Harmony Gold Mining Co., Ltd. (c)	72,800	794
Harmony Gold Mining Co., Ltd. ADR (c)	4,200	46
		2,073
Oil, Gas & Consumable Fuels
Sasol Ltd.	26,033	795
Specialty Retail
Mr. Price Group Ltd.	267,800	720
Wireless Telecommunication Services
MTN Group Ltd.	267,040	3,160
		13,077
South Korea (10.5%)
Automobiles
Hyundai Motor Co. (c)	19,238	619
Chemicals
LG Chem Ltd. (c)	17,907	1,030
SSCP Co., Ltd. (c)	33,514	197
		1,227
Commercial Banks
KB Financial Group, Inc. (c)	12,860	352
Shinhan Financial Group Co., Ltd. (c)	35,491	822
		1,174
Construction & Engineering
Hyundai Development Co. (c)	11,610	306
Household Durables
LG Electronics, Inc. (c)	9,461	578
Woongjin Coway Co., Ltd. (c)	63,227	1,358
		1,936
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	7,296	1,110
Internet Software & Services
NHN Corp. (c)	14,295	1,451
Media
Cheil Worldwide, Inc. (c)	3,544	553
Personal Products
Amorepacific Corp. (c)	1,023	535
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	10,778	3,914
Samsung Electronics Co., Ltd. (Preference)	2,641	548
		4,462
Textiles, Apparel & Luxury Goods
Cheil Industries, Inc. (c)	20,452	665
Tobacco
KT&G Corp. (c)	4,010	251
Wireless Telecommunication Services
LG Telecom Ltd. (c)	14,230	112
SK Telecom Co., Ltd.	8,282	1,367
SK Telecom Co., Ltd. ADR	19,400	353
		1,832
		16,121
Taiwan (7.4%)
Chemicals
Taiwan Fertilizer Co., Ltd.	79,000	127
Commercial Banks
Chinatrust Financial Holding Co., Ltd.	1,531,968	660
First Financial Holding Co., Ltd.	938,800	498
		1,158
Computers & Peripherals
Acer, Inc.	723,540	949
Asustek Computer, Inc.	881,765	1,001
High Tech Computer Corp.	121,000	1,221
Wistron Corp.	470,000	361
		3,532
Diversified Financial Services
Yuanta Financial Holding Co., Ltd.	2,775,000	1,263
Diversified Telecommunication Services
Chunghwa Telecom Co., Ltd.	418,580	668
Electronic Equipment & Instruments
HON HAI Precision Industry Co., Ltd.	712,100	1,404

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

		Shares	Value (000)
Taiwan (cont’d)
Insurance
Cathay Financial Holding Co., Ltd.		748,150	$ 839
Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co., Ltd.		1,781,011	2,438
			11,429
Thailand (1.7%)
Commercial Banks
Bangkok Bank PCL NVDR		237,100	482
Kasikornbank PCL (Foreign)		11,900	16
Kasikornbank PCL NVDR		431,800	572
Siam Commercial Bank PCL (Foreign)		267,500	377
			1,447
Oil, Gas & Consumable Fuels
PTT Exploration & Production PCL (Foreign)		132,400	407
PTT PCL (Foreign)		60,800	313
			720
Wireless Telecommunication Services
Advanced Info Service PCL (Foreign)		211,200	476
			2,643
Turkey (4.6%)
Beverages
Anadolu Efes Biracilik Ve Malt Sanayii A.S.		109,293	731
Commercial Banks
Akbank T.A.S.		437,249	1,365
Turkiye Garanti Bankasi A.S. (c)		999,014	1,706
Turkiye Halk Bankasi A.S.		160,470	482
Turkiye Is Bankasi A.S., Class C		236,136	635
			4,188
Diversified Financial Services
Haci Omer Sabanci Holding A.S.		247,358	565
Wireless Telecommunication Services
Turkcell Iletisim Hizmet A.S.		265,759	1,530
			7,014
TOTAL COMMON STOCKS (Cost $213,567)			145,048
INVESTMENT COMPANY (1.1%)
India (1.1%)
Morgan Stanley Growth Fund (c)(d) (Cost $440)		2,450,493	1,587

		Face Amount (000)
DEBT INSTRUMENT (0.0%)
India (0.0%)
Metals & Mining
Shri Ishar Alloy Steels Ltd., Zero Coupon, (expired maturity) (a)(b) (Cost $408)	INR	581	—

	Shares
SHORT-TERM INVESTMENT (4.9%)
United States (4.9%)
Investment Company
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (d) (Cost $7,610)	7,610,314	7,610
TOTAL INVESTMENTS (100.2%) (Cost $222,025) (e)		154,245
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)		(265)
NET ASSETS (100%)		$153,980

(a)	Security has been deemed illiquid at December 31, 2008.
(b)

At December 31, 2008, the Fund held approximately $1,946,000 of fair valued securities, representing 1.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors.

(c)	Non-income producing security.
(d)	See Note G within the Notes to Financial Statements regarding investments in Morgan Stanley Growth Fund and Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(e)

The approximate market value and percentage of total investments, $122,072,000 and 79.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@	Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
INR	Indian Rupee
NVDR	Non-Voting Depositary Receipt

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Portfolio of Investments (cont’d)

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
BRL	1,947	$835	1/6/09	USD	840	$840	$5
CZK	24,677	1,274	3/19/09	USD	1,315	1,315	41
HKD	27,159	3,504	1/5/09	USD	3,504	3,504	—	@
HUF	27,281	143	1/6/09	USD	144	144	1
PLN	2,446	825	1/6/09	USD	826	826	1
PLN	7,741	2,592	3/19/09	USD	2,629	2,629	37
TRY	83	53	1/2/09	USD	54	54	1
TRY	1,361	881	1/5/09	USD	882	882	1
USD	12	12	1/2/09	HKD	92	12	—	@
USD	10	10	1/2/09	MYR	35	10	—	@
USD	110	110	1/5/09	PLN	324	109	(1)
USD	55	55	1/7/09	PLN	162	55	—	@
ZAR	12,395	1,340	1/7/09	USD	1,319	1,319	(21)
ZAR	30	3	1/8/09	USD	3	3	—	@
		$11,637				$11,702	$65

BRL  Brazilian Real

CZK  Czech Koruna

HKD  Hong Kong Dollar

HUF  Hungarian Forint

MYR  Malaysian Ringgit

PLN  Polish Zloty

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Banks	20.0%
Wireless Telecommunication Services	13.8
Oil, Gas & Consumable Fuels	9.3
Other*	52.0
Short-Term Investment	4.9
Total Investments	100.0%

*	Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Emerging Markets Fund, Inc.

Financial Statements

Statement of Assets and Liabilities	December 31, 2008 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $213,975)	$145,048
Investment in Security of Affiliated Issuer, at Value (Cost $8,050)	9,197
Total Investments in Securities, at Value (Cost $222,025)	154,245
Receivable for Investments Sold	18,471
Foreign Currency, at Value (Cost $1,938)	1,944
Tax Reclaims Receivable	310
Dividends Receivable	241
Unrealized Appreciation on Foreign Currency Exchange Contracts	87
Receivable from Affiliate	1
Other Assets	6
Total Assets	175,305
Liabilities:
Payable For:
Dividends Declared	20,288
Investments Purchased	617
Investment Advisory Fees	167
Custodian Fees	165
Administration Fees	6
Directors’ Fees and Expenses	4
Unrealized Depreciation on Foreign Currency Exchange Contracts	22
Other Liabilities	56
Total Liabilities	21,325
Net Assets
Applicable to 17,232,712 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$153,980
Net Asset Value Per Share	$8.94
Net Assets Consist of:
Common Stock	$172
Paid-in Capital	264,247
Distributions in Excess of Net Investment Income	(1,222)
Accumulated Net Realized Loss	(42,969)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Exchange Contracts and Translations	(66,248)
Net Assets	$153,980

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Financial Statements

Statement of Operations	Year Ended December 31, 2008 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $665 of Foreign Taxes Withheld)	$ 6,754
Dividends from Security of Affiliated Issuer	310
Total Investment Income	7,064
Expenses:
Investment Advisory Fees (Note B)	4,203
Custodian Fees (Note D)	601
Administration Fees (Note C)	269
Professional Fees	142
Stockholder Reporting Expenses	54
Stockholder Servicing Agent Fees	10
Directors’ Fees and Expenses	6
Country Tax Expense #	— @
Other Expenses	73
Total Expenses	5,358
Waiver of Administration Fees (Note C)	(163)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(12)
Expense Offset (Note D)	(7)
Net Expenses	5,176
Net Investment Income	1,888
Net Realized Gain (Loss) on:
Investments from Unaffiliated Issuers (Net of Capital Gain Country Taxes of $216)	(20,742)
Investments in Affiliated Issuer	970
Foreign Currency Transactions	(796)
Net Realized Loss	(20,568)
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of Decrease in Deferred Capital Gain Country Tax Accruals of $931)	(220,860)
Foreign Currency Exchange Contracts and Translations	(8)
Change in Unrealized Appreciation (Depreciation)	(220,868)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(241,436)
Net Decrease in Net Assets Resulting from Operations	$(239,548)

@	Amount is less than $500.

#

CPMF (Provisional Contribution on Financial Transactions) is a Brazilian federal tax imposed on certain banking transactions and account withdrawls. The tax is charged based on the value of the transaction.

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Emerging Markets Fund, Inc.

Financial Statements

Statements of Changes in Net Assets	Year Ended December 31, 2008 (000)	Year Ended December 31, 2007 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,888	$957
Net Realized Gain (Loss)	(20,568)	216,858
Net Change in Unrealized Appreciation (Depreciation)	(220,868)	(28,483)
Net Increase (Decrease) in Net Assets Resulting from Operations	(239,548)	189,332
Distributions from and/or in Excess of:
Net Investment Income	(745)	(251)
Net Realized Gain	(94,139)	(188,646)
Total Distributions	(94,884)	(188,897)
Capital Share Transactions:
Repurchase of Shares (178,337 and 422,076 shares, respectively)	(3,252)	(12,691)
Total Decrease	(337,684)	(12,256)
Net Assets:
Beginning of Period	491,664	503,920
End of Period (Including Distributions in Excess of Net Investment Income of $(1,222) and $(4,477), respectively)	$153,980	$491,664

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$28.24	$28.26	$24.77	$19.48	$15.67
Net Investment Income†	0.11	0.05	0.12	0.22	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(13.94)	10.63	8.83	6.46	3.70
Total from Investment Operations	(13.83)	10.68	8.95	6.68	3.89
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.01)	(0.24)	(0.37)	(0.09)
Net Realized Gain	(5.45)	(10.78)	(5.23)	(1.03)	—
Total Distributions	(5.49)	(10.79)	(5.47)	(1.40)	(0.09)
Anti-Dilutive Effect of Share Repurchase Program	0.02	0.09	0.01	0.01	0.01
Net Asset Value, End of Period	$8.94	$28.24	$28.26	$24.77	$19.48
Per Share Market Value, End of Period	$8.21	$24.75	$26.83	$21.92	$17.57
TOTAL INVESTMENT RETURN:
Market Value	(52.58)%	32.83%	49.55%	31.97%	20.11%
Net Asset Value(1)	(54.70)%	43.79%	39.50%	34.44%	25.07%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$153,980	$491,664	$503,920	$442,734	$348,934
Ratio of Expenses to Average Net Assets(2)	1.54%+	1.46%+	1.50%	1.50%	1.53%
Ratio of Net Investment Income to Average Net Assets(2)	0.56%+	0.17%+	0.41%	1.02%	1.15%
Portfolio Turnover Rate	99%	102%	72%	54%	57%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.59%+	1.51%+	1.55%	1.55%	1.54%
Ratio of Net Investment Income to Average Net Assets	0.51%+	0.12%+	0.36%	0.97%	1.14%

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.

+

Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Notes to Financial Statements

The Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”) was incorporated on August 27, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in emerging country equity securities. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to emerging country equity securities, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.    Accounting Policies:  The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation:  Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

14

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A substantial portion of the Fund’s net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Foreign Real Estate Companies:  The Fund may invest up to 10% of its net assets in foreign real estate companies. Foreign real estate companies pool investor funds for investments primarily in commercial real estate properties. They may also include among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

4.              Derivatives: The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.              New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

15

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

6.              Fair Value Measurement:  The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities (000)		Other Financial Instruments* (000)
Level 1 - Quoted Prices	$ 28,992		$—
Level 2 - Other Significant Observable Inputs	125,253		65
Level 3 - Significant Unobservable Inputs	—	**	—
Total	$154,245		$65

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities (000)
Balance as of 12/31/07	$—	**
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—
Balance as of 12/31/08	$—	**
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses)relating to assets and liabilities still held at 12/31/08.	$—

*Other financial instruments include forwards.

**Includes securities which are valued at zero.

7.              Other:  Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date, (except for certain dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.    Investment Advisory Fees:  Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund’s average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company (the “Sub-Adviser”), a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser, subject to the control and supervision of the Fund, its Officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Fund, makes certain day-to-day investment decisions and places certain purchase and sale orders. The Adviser pays the Sub-Adviser on a

16

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.    Administration Fees:  MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2008, approximately $163,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.    Custodian Fees:  JPMorgan Chase Bank, N.A., (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes:  It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes(FIN 48)sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions Paid From: (000)		2007 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$14,575	$80,309	$26,129	$162,768

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as issued by passive foreign investment companies and distribution

17

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$2,112	$(109)	$(2,003)

At December 31, 2008, the Fund had no distributable earnings on a tax basis.

At December 31, 2008, the U.S. Federal income tax cost basis of investments was approximately $229,858,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $75,613,000 of which $6,337,000 related to appreciated securities and $81,950,000 related to depreciated securities.

Net capital, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2008, the Fund deferred to January 2, 2009, for U.S. Federal income tax purposes, capital and currency losses of approximately $36,283,000 and $3,000, respectively.

F.     Contractual Obligations:  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Security Transactions and Transactions with Affiliates:  The Fund invests in Morgan Stanley Growth Fund, a closed-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund has a cost basis of approximately $440,000 at December 31, 2008. During the year ended December 31, 2008, the Fund had sold 1,138,300 shares of the investment for a realized gain of approximately $970,000.

A summary of the Fund’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value December 31, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2008 (000)
$5,892	$—	$1,197	$—	$1,587

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $12,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value December 31, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2008 (000)
$138,399	$174,994	$305,783	$310	$7,610

During the year ended December 31, 2008, the Fund made purchases and sales totaling approximately $325,888,000 and $425,804,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the year ended December 31, 2008, the Fund incurred approximately $9,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

During the year ended December 31, 2008, the Fund incurred approximately $6,000 of brokerage commissions with China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

H.    Other:  On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares traded from their net asset value. During the year ended December 31, 2008, the Fund repurchased 178,337 of its shares at an average discount of 9.52% from net asset value per share. Since the

18

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

inception of the program, the Fund has repurchased 5,591,638 of its shares at an average discount of 17.60% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On December 12, 2008, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $1.1773 per share, derived from capital gains, payable on January 7, 2009, to stockholders of record on December 19, 2008.

I.      Supplemental Proxy Information (unaudited):  On June 19, 2008, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Kathleen A. Dennis	13,605,824	1,391,988
Joseph J. Kearns	13,602,743	1,395,069
Michael E. Nugent	13,601,367	1,396,445
Fergus Reid	13,652,202	1,345,610

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2008.

The Fund designated and paid approximately $80,309,000 as long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Fund’s earnings for its taxable year ended December 31, 2008.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2004. The Fund designated up to a maximum of approximately $580,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $579,000, and has derived net income from sources within foreign countries amounting to approximately $7,274,000.

For non-U.S. residents, the Fund may designate up to a maximum of approximately $239,000 as qualifying as interest-related dividends. Additionally, the Fund may designate up to a maximum of approximately $13,829,000 as qualifying as short-term capital gain dividends.

In January, the Fund provides tax information to stockholders for the preceding calendar year.

19

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/msim. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/msim.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/msim. This information is also available on the SEC’s website at www.sec.gov.

20

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are James Cheng, Paul C. Psaila and Ruchir Sharma. Mr. Cheng is a Managing Director of the Sub-Adviser and Messrs. Psaila and Sharma, each is a Managing Director of the Adviser. Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and joined the team managing the Fund in July 2006. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and joined the team managing the Fund in February 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and joined the team managing the Fund in February 2002.

21

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Report of Independent Registered Public
Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Emerging Markets Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2009

22

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

23

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•                  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

24

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

25

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors

Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

26

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly, CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

27

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of - Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director

James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

28

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

29

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2008

Director and Officer Information (cont’d)

Executive Officers (cont’d):

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 3, 2008.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Website at http://www.sec.gov.

30

Morgan Stanley Emerging Markets Fund, Inc.

Directors	Kevin Klingert
Michael E. Nugent	Vice President

Frank L. Bowman	Amy R. Doberman
Vice President
Michael Bozic
Stefanie V. Chang Yu
Kathleen A. Dennis	Vice President

James F. Higgins	James W. Garrett
Treasurer and Chief
Dr. Manuel H. Johnson	Financial Officer

Joseph J. Kearns	Carsten Otto
Chief Compliance Officer
Michael F. Klein
Mary E. Mullin
W. Allen Reed	Secretary

Fergus Reid

Officers
Michael E. Nugent
Chairman of the Board and
Director

Randy Takian
President and Principal
Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/msim. All investments involve risks, including the possible loss of principal.

© 2009 Morgan Stanley

CEMSFANN  IU09-00633I-Y12/08

Item 2.  Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                   The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                   Not applicable.

(3)                                   Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2008

	Registrant		Covered Entities(1)
Audit Fees	$93,900		N/A

Non-Audit Fees
Audit-Related Fees	$		$742,276	(2)
Tax Fees	$3,920	(3)	$99,522	(4)
All Other Fees	$		$246,887	(5)
Total Non-Audit Fees	$3,920		$1,088,685

Total	$97,820		$1,088,685

2007

	Registrant		Covered Entities(1)
Audit Fees	$104,500		N/A

Non-Audit Fees
Audit-Related Fees	$		$731,800	(2)
Tax Fees	$3,600	(3)	$104,020	(4)
All Other Fees	$		$166,270	(5)
Total Non-Audit Fees	$3,600		$1,002,090

Total	$108,100		$1,002,090

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report and advisory consulting work.

(3)   Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)   Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)   All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)

This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)            Not applicable.

(g)           See table above.

(h)           The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not used.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

APPROVED FEBRUARY 28, 2008

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies.  MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below.  These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A.                                    Routine Matters. We generally support routine management proposals.  The following are examples of routine management proposals:

•                  Approval of financial statements and auditor reports.

•                  General updating/corrective amendments to the charter, articles of association or bylaws.

•                  Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.                                    Board of Directors

1.               Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.               We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.                  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.               We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.              Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.               We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.              We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.               In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.                 We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.              We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies).  We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.                 Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.                 Board diversity:  We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.                 Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.                 Proxy access:  We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.                 Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.                 Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board).  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.                 Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.                 Director retirement age and term limits:  Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.           Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.                                    Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis.  However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest.  We also analyze proxy contests on a case-by-case basis.

D.                                    Changes in capital structure.

1.               We generally support the following:

•                  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•                  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•                  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•                  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•                  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                  Management proposals to effect stock splits.

•                  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•                  Management proposals for higher dividend payouts.

2.               We generally oppose the following (notwithstanding management support):

•                  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•                  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•                  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.                                      Takeover Defenses and Shareholder Rights

1.               Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.               Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.               Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.               Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.               Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.               Bundled proposals:  We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F.                                      Auditors.   We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.                                    Executive and Director Remuneration.

1.               We generally support the following proposals:

•                  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•                  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•                  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.               Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.               Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.               We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.               We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.               Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.                                    Social, Political and Environmental Issues.  We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.                                         Fund of Funds.  Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.                                 ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”).  The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm.  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.                                    Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)  determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.                                    Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.                                    Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.               The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.               The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.               Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.               If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.               If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.               If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal.  If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above.  Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.                                    Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years.  To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP.  A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.               Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.               Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”).  (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.                                       Generally:  With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting.  The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies.  As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.                                       Voting Guidelines:  All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval.  The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.                                       Administration:  The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination.  The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years.  If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

FUND MANAGEMENT

The Fund is managed by members of the Emerging Markets Equity team.  The team consists of portfolio managers and analysts.  Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are James Cheng, Paul C. Psaila and Ruchir Sharma.  Mr. Chen is a Managing Director of the Sub-Adviser and Messrs. Psaila and Sharma are each a Managing Director of the Adviser. Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and joined the team managing the Fund in July 2006.  Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and joined the team managing the Fund in February 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and joined the team managing the Fund in February 2002.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2008.

Mr. Cheng managed eight registered investment companies with a total of approximately $3 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $3.3 million in assets; and five other accounts  with a total of approximately $3.9 billion in assets.  Of these other accounts, one account with a total of approximately $300 million in assets had performance based fees.

Mr. Psaila managed seven registered investment companies with a total of approximately $2 billion in assets; no pooled investment vehicles other than registered investment companies; and ten other accounts with a total of approximately $565.4 million in assets.

Mr. Sharma managed 14 registered investment companies with a total of approximately $4.1 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.7 billion in assets; and 23 other accounts with a total of approximately $7.3 billion in assets.  Of these other accounts, four accounts with a total of approximately $1.1 billion in assets, had performance based fees.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Adviser and/or Sub-Adviser manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus;

• Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

• Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Managers” above. Generally, the greatest weight is placed on the three- and five-year periods.

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser and/or Sub-Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of  December 31, 2008, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

Morgan Stanley Emerging Markets Fund, Inc.*

TOTAL NUMBER OF
			SHARES PURCHASED AS	MAXIMUM NUMBER
			PART OF PUBLICLY	OF SHARES THAT MAY YET
	TOTAL NUMBER OF	AVERAGE PRICE	ANNOUNCED PLANS	BE PURCHASED UNDER
Period	SHARES PURCHASED	PAID PER SHARE	OR PROGRAMS	THE PLANS OR PROGRAMS
July	11,000	$17.19	11,000	Unlimited
August	—	—	—	Unlimited
September	—	—	—	Unlimited
October	14,500	$11.12	14,500	Unlimited
November	35,900	$7.90	35,900	Unlimited
December	—	—	—	Unlimited

*  The Share Repurchase Program commenced on 7/30/1998.

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Emerging Markets Fund, Inc.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	February 19, 2009

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	February 19, 2009